HELD FOR SALE	6 Months Ended
Jun. 30, 2018
Non-current Assets Held For Sale And Discontinued Operations [Abstract]
HELD FOR SALE
HELD FOR SALE
The following is a summary of the assets and liabilities classified as held for sale as at June 30, 2018:

AS AT JUNE 30, 2018 (MILLIONS)	Real Estate	Renewable Power	Private Equity	Total
Assets
Cash and cash equivalents	$11	$38	$—	$49
Accounts receivables and other	17	16	61	94
Investment properties	1,513	—	—	1,513
Property, plant and equipment	—	652	36	688
Other long-term assets	6	85	—	91
Deferred income tax assets	—	8	—	8
Assets classified as held for sale	$1,547	$799	$97	$2,443
Liabilities
Accounts payable and other	$17	$41	$15	$73
Property-specific borrowings	907	12	—	919
Subsidiary borrowings	—	387	—	387
Deferred income tax liabilities	—	123	—	123
Liabilities associated with assets classified as held for sale	$924	$563	$15	$1,502

As at June 30, 2018, assets held for sale within the company’s Real Estate segment include a portfolio of self-storage assets, a terminal building in Toronto, an office tower in Ottawa and interests in eleven other assets within the opportunistic fund investment portfolio. Assets held for sale within our Renewable Power segment relate to a portfolio of wind and solar assets in South Africa.
During the first six months of 2018, the company sold certain assets and subsidiaries, including our Chilean electricity transmission operations for proceeds of $1.3 billion and a core office property in Toronto for proceeds of $660 million.